          INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined balance sheet as of September 30, 1999, illustrates the effect of the merger as if it had occurred on September 30, 1999. The following unaudited pro forma combined statements of income for the nine months ended September 30, 1999 and 1998 and for the three years ended December 31, 1998, illustrate the effect of the merger as if it had occurred on January 1, 1996. There were no material differences between the accounting policies of Invitrogen and Research Genetics and, therefore, no conforming of accounting policy adjustments have been made to the pro forma financial statements. The unaudited pro forma combined statements of income for the three years ended December 31, 1998 include both Invitrogen's and Research Genetics' financial data for these same periods.

    The pro forma combined financial statements are presented for comparative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Invitrogen and Research Genetics been a single entity during the periods presented.

    Pursuant to the terms of the merger, each share of Research Genetics stock was converted into the right to receive 64 shares of Invitrogen. The pro forma combined financial statements have been derived from the respective historical audited consolidated financial statements of Invitrogen and Research Genetics and should be read in conjunction with such financial statements and the notes thereto that are incorporated herein by reference.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1999

                                 (IN THOUSANDS)

                                                            HISTORICAL
                                               HISTORICAL    RESEARCH     PRO FORMA        PRO FORMA
                                               INVITROGEN    GENETICS    ADJUSTMENTS       COMBINED
                                               ----------   ----------   -----------       ---------
ASSETS
Current Assets:
  Cash and cash equivalents..................   $38,216      $    86       $    --          $38,302
  Short-term investments.....................       809           --            --              809
  Accounts and notes receivable..............     8,073        3,488            (2)(2)       11,559
  Inventories................................     5,301        1,431            --            6,732
  Deferred income taxes......................       786          374            --            1,160
  Prepaid expenses and other current
    assets...................................     2,164          253            --            2,417
                                                -------      -------       -------          -------
    Total current assets.....................    55,349        5,632            (2)          60,979
Property, plant and equipment, net...........     8,961       12,716            --           21,677
Intangible assets, net.......................     3,577          820            --            4,397
Other assets.................................       386          341            --              727
                                                -------      -------       -------          -------
Total Assets.................................   $68,273      $19,509       $    (2)         $87,780
                                                =======      =======       =======          =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable to bank.......................   $    --      $ 1,895       $    --          $ 1,895
  Current portion of long-term obligations...     1,137        4,231            --            5,368
  Accounts payable...........................     1,670        1,448            (2)(2)        3,116
  Accrued expenses...........................     6,409          771         3,920 (4)       11,100
  Income taxes payable                              536          476           (91)(4)          921
                                                -------      -------       -------          -------
    Total current liabilities................     9,752        8,821         3,827           22,400
                                                -------      -------       -------          -------
Long-term obligations, less current
  maturities.................................       741        5,877            --            6,618
Deferred income taxes........................        --          432            --              432

Stockholders' Equity:
  Common stock, par value....................       162            5            27 (3)          194
  Other stockholders' equity.................    57,618        4,374        (3,856)(3)(4)    58,136
                                                -------      -------       -------          -------
Total stockholders' equity...................    57,780        4,379        (3,829)          58,330
                                                -------      -------       -------          -------
Total Liabilities and Stockholders' Equity...   $68,273      $19,509       $    (2)         $87,780
                                                =======      =======       =======          =======

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   HISTORICAL
                                                      HISTORICAL    RESEARCH     PRO FORMA    PRO FORMA
                                                      INVITROGEN    GENETICS    ADJUSTMENTS   COMBINED
                                                      ----------   ----------   -----------   ---------
Revenues............................................    $51,288      $17,735        $(10)(2)   $69,013
Cost of Revenues....................................     17,461        7,558          (1)(2)    25,018
                                                        -------      -------        ----       -------
  Gross margin......................................     33,827       10,177          (9)       43,995

Operating Expenses:
  Sales and marketing...............................     10,496        1,732          --        12,228
  General and administrative........................      6,742        2,463          --         9,205
  Research and development..........................      7,447        3,770          (9)(2)    11,208
  Merger related costs..............................      4,379           --          --         4,379
                                                        -------      -------        ----       -------
      Total operating expenses......................     29,064        7,965          (9)       37,020
                                                        -------      -------        ----       -------
      Income from operations........................      4,763        2,212          --         6,975
                                                        -------      -------        ----       -------
Other Income (Expense):
  Gain (loss) on foreign currency transactions......        (99)          --          --           (99)
  Interest and other expense........................       (222)        (500)         --          (722)
  Interest and other income.........................      1,036          117          --         1,153
                                                        -------      -------        ----       -------
                                                            715         (383)         --           332
                                                        -------      -------        ----       -------
Income before provision for income taxes............      5,478        1,829          --         7,307
Provision for income taxes..........................      2,157          626          --         2,783
                                                        -------      -------        ----       -------
Net Income..........................................      3,321        1,203          --         4,524
Less:  Preferred stock dividends....................       (163)          --          --          (163)
      Accretion of non-voting redeemable common
        stock.......................................        (74)          --          --           (74)
      Adjustment to beneficial conversion feature
        related to convertible preferred stock......        985           --          --           985
                                                        -------      -------        ----       -------
Income available to common stockholders.............    $ 4,069      $ 1,203        $ --       $ 5,272
                                                        =======      =======        ====       =======
Earnings per share:
  Basic.............................................    $  0.27      $ 24.06                   $  0.29
                                                        =======      =======                   =======
  Diluted...........................................    $  0.23      $ 24.06                   $  0.25
                                                        =======      =======                   =======
Weighted average shares used in per share
  calculation:
  Basic.............................................     15,099           50                    18,299(3)
  Diluted...........................................     17,646           50                    20,846(3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                HISTORICAL
                                                   HISTORICAL    RESEARCH     PRO FORMA        PRO FORMA
                                                   INVITROGEN    GENETICS    ADJUSTMENTS        COMBINED
                                                   ----------   ----------   -----------       ----------
Revenues.........................................    $39,212      $12,196       $(98) (2)        $51,310
Cost of Revenues.................................     13,707        5,235        (62) (2)         18,880
                                                     -------      -------       ----             -------
  Gross margin...................................     25,505        6,961        (36)             32,430

Operating Expenses:
  Sales and marketing............................      8,316        1,335         --               9,651
  General and administrative.....................      5,816        2,367         --               8,183
  Research and development.......................      6,390        1,867        (36) (2)          8,221
                                                     -------      -------       ----             -------
    Total operating expenses.....................     20,522        5,569        (36)             26,055
                                                     -------      -------       ----             -------
    Income from operations.......................      4,983        1,392         --               6,375
                                                     -------      -------       ----             -------

Other Income (Expense):
  Gain (loss) on foreign currency transactions...         78           --         --                  78
  Interest and other expense.....................       (197)        (291)        --                (488)
  Interest and other income......................        319          226         --                 545
                                                     -------      -------       ----             -------
                                                         200          (65)        --                 135
                                                     -------      -------       ----             -------
Income before provision for income taxes.........      5,183        1,327         --               6,510
Provision for income taxes.......................      1,858          501         --               2,359
                                                     -------      -------       ----             -------
Net income.......................................      3,325          826         --               4,151

Less: Preferred stock dividends..................       (675)          --         --                (675)
    Accretion of non-voting redeemable common
      stock......................................       (150)          --         --                (150)
                                                     -------      -------       ----             -------
Income available to common stockholders..........    $ 2,500      $   826       $ --             $ 3,326
                                                     =======      =======       ====             =======

Earnings per share:
  Basic..........................................    $  0.21      $ 16.52                        $  0.22
                                                     =======      =======                        =======
  Diluted........................................    $  0.18      $ 16.52                        $  0.20
                                                     =======      =======                        =======
Weighted average shares used in per share
  calculation:
  Basic..........................................     12,154           50                         15,354 (3)
  Diluted........................................     13,648           50                         16,848 (3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1998

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                HISTORICAL
                                                   HISTORICAL    RESEARCH     PRO FORMA        PRO FORMA
                                                   INVITROGEN    GENETICS    ADJUSTMENTS        COMBINED
                                                   ----------   ----------   -----------       ----------
Revenues.........................................    $53,660      $17,006       $(99) (2)        $70,567
Cost of Revenues.................................     19,191        7,283        (62) (2)         26,412
                                                     -------      -------       ----             -------
  Gross margin...................................     34,469        9,723        (37)             44,155

Operating Expenses:
  Sales and marketing............................     11,352        1,813         --              13,165
  General and administrative.....................      8,091        3,006         --              11,097
  Research and development.......................      8,603        2,635        (37) (2)         11,201
                                                     -------      -------       ----             -------
    Total operating expenses.....................     28,046        7,454        (37)             35,463
                                                     -------      -------       ----             -------
    Income from operations.......................      6,423        2,269         --               8,692
                                                     -------      -------       ----             -------

Other Income (Expense):
  Gain (loss) on foreign currency transactions...         25           --         --                  25
  Interest and other expense.....................       (249)        (661)        --                (910)
  Interest and other income......................        441          259         --                 700
                                                     -------      -------       ----             -------
                                                         217         (402)        --                (185)
                                                     -------      -------       ----             -------

Income before provision for income taxes.........      6,640        1,867         --               8,507
Provision for income taxes.......................      2,410          578         --               2,988
                                                     -------      -------       ----             -------
Net income.......................................      4,230        1,289         --               5,519
Less: Preferred stock dividends..................       (900)          --         --                (900)
      Accretion of non-voting redeemable common
        stock....................................       (204)          --         --                (204)
                                                     -------      -------       ----             -------
Income available to common stockholders..........    $ 3,126      $ 1,289       $ --             $ 4,415
                                                     =======      =======       ====             =======

Earnings per share:
  Basic..........................................    $  0.26      $ 25.78                        $  0.29
                                                     =======      =======                        =======
  Diluted........................................    $  0.23      $ 25.78                        $  0.26
                                                     =======      =======                        =======
Weighted average shares used in per share
  calculation:
  Basic..........................................     12,152           50                         15,352 (3)
  Diluted........................................     13,883           50                         17,083 (3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1997

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                HISTORICAL
                                                   HISTORICAL    RESEARCH     PRO FORMA        PRO FORMA
                                                   INVITROGEN    GENETICS    ADJUSTMENTS       COMBINED
                                                   ----------   ----------   -----------       ---------
Revenues.........................................   $ 41,182     $ 14,331       $(179)(2)      $ 55,334
Cost of revenues.................................     15,958        6,840         (85)(2)        22,713
                                                    --------     --------       -----          --------
  Gross margin...................................     25,224        7,491         (94)           32,621
Operating expenses:
  Sales and marketing............................      8,305        1,630          --             9,935
  General and administrative.....................      7,312        2,252          --             9,564
  Research and development.......................      5,918        1,721         (94)(2)         7,545
                                                    --------     --------       -----          --------
    Total operating expenses.....................     21,535        5,603         (94)           27,044
                                                    --------     --------       -----          --------
    Income from operations.......................      3,689        1,888          --             5,577
                                                    --------     --------       -----          --------
Other income (expense):
  Gain (loss) on foreign currency transactions...        145           --          --               145
  Interest and other expense.....................       (242)        (456)         --              (698)
  Interest and other income......................        214           25          --               239
                                                    --------     --------       -----          --------
                                                         117         (431)         --              (314)
                                                    --------     --------       -----          --------
Income before provision for income taxes.........      3,806        1,457          --             5,263
Provision for income taxes.......................      1,371          475          --             1,846
                                                    --------     --------       -----          --------
Net income.......................................      2,435          982          --             3,417
Less: Preferred stock dividends..................       (475)          --          --              (475)
    Accretion of non-voting redeemable common
      stock......................................       (175)          --          --              (175)
    Adjustment to beneficial conversion feature
      related to convertible preferred stock.....    (15,000)          --          --           (15,000)
                                                    --------     --------       -----          --------
Income available to common stockholders..........   $(13,215)    $    982       $  --          $(12,233)
                                                    ========     ========       =====          ========
Earnings per share:
  Basic..........................................   $  (1.15)    $  19.64                      $  (0.83)
                                                    ========     ========                      ========
  Diluted........................................   $  (1.15)    $  19.64                      $  (0.83)
                                                    ========     ========                      ========
Weighted average shares used in per share
  calculation:
  Basic..........................................     11,461           50                        14,661 (3)
  Diluted........................................     11,461           50                        14,661(3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1996

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                HISTORICAL
                                                   HISTORICAL    RESEARCH     PRO FORMA        PRO FORMA
                                                   INVITROGEN    GENETICS    ADJUSTMENTS       COMBINED
                                                   ----------   ----------   -----------       ---------
Revenues.........................................   $ 32,556     $ 12,050       $  --          $ 44,606
Cost of revenues.................................     12,094        5,704          --            17,798
                                                    --------     --------       -----          --------
  Gross margin...................................     20,462        6,346          --            26,808
Operating expenses:
  Sales and marketing............................      6,563        1,383          --             7,946
  General and administrative.....................      6,291        1,509          --             7,800
  Research and development.......................      3,882        2,220          --             6,102
                                                    --------     --------       -----          --------
    Total operating expenses.....................     16,736        5,112          --            21,848
                                                    --------     --------       -----          --------
    Income from operations.......................      3,726        1,234          --             4,960
                                                    --------     --------       -----          --------
Other income (expense):
  Gain (loss) on foreign currency transactions...        172           --          --               172
  Interest and other expense.....................       (218)        (380)         --              (598)
  Interest and other income......................         74           13          --                87
                                                    --------     --------       -----          --------
                                                          28         (367)         --              (339)
                                                    --------     --------       -----          --------
Income before provision for income taxes.........      3,754          867          --             4,621
Provision for income taxes.......................      1,418          279          --             1,697
                                                    --------     --------       -----          --------
Net income.......................................      2,336          588          --             2,924
Less: Accretion of non-voting redeemable common
  stock..........................................       (171)          --          --              (171)
                                                    --------     --------       -----          --------
Income available to common stockholders..........   $  2,165     $    588       $  --          $  2,753
                                                    ========     ========       =====          ========
Earnings per share:
  Basic..........................................   $   0.20     $  11.76                      $   0.20
                                                    ========     ========                      ========
  Diluted........................................   $   0.17     $  11.76                      $   0.17
                                                    ========     ========                      ========
Weighted average shares used in per share
  calculation:...................................
  Basic..........................................     10,831           50                        14,031 (3)
  Diluted........................................     12,554           50                        15,754 (3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

    The merger will be accounted for as a pooling of interests. Under this method of accounting the unaudited pro forma combined statements of income combine the historical statements of income for Invitrogen for the nine months ended September 30, 1999 and 1998 and three years ended December 31, 1998 with the historical statements of income for Research Genetics for the same periods. All unaudited pro forma combined income statements assume consummation of the merger on January 1, 1996. The unaudited pro forma combined balance sheet combines the historical balance sheets of Invitrogen and Research Genetics at September 30, 1999 and assumes consummation of the merger on September 30, 1999.

2. INTERCOMPANY TRANSACTIONS

    All significant intercompany sales and balances have been eliminated in the combination.

3. MERGER TRANSACTION

    The unaudited pro forma combined financial statements reflects the issuance of 3.2 million shares of Invitrogen common stock for all of the outstanding common stock for Research Genetics at an exchange ratio of 64.

4. MERGER COSTS

    Costs incurred as a result of the merger are expected to be $6.1 million and are subject to change. These costs were expensed in February 2000 after the merger was completed. Included in these costs are $2.2 million in fees paid by Research Genetics' principal shareholder. These fees are treated as a capital contribution to the Company. The unaudited pro forma combined statements of income exclude expenses related to the merger as they are nonrecurring in nature.